SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 16, 2005


                           K-TRON INTERNATIONAL, INC.
                  ---------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


        New Jersey                      0-9576                   22-1759452
      --------------                --------------             --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

                  Routes 55 & 553
                   P.O. Box 888
                 Pitman, New Jersey                             08071-0888
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       (Address of Principal Executive Offices)                 (Zip Code)
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       Registrant's telephone number, including area code: (856) 589-0500
                                                           --------------

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

           On March 16, 2005, K-Tron International, Inc. issued a press release announcing its fourth quarter and full year 2004 financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

           The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                K-TRON INTERNATIONAL, INC.


                                                By   EDWARD B. CLOUES, II
                                                   -----------------------------
                                                     Edward B. Cloues, II
                                                     Chairman of the Board and
                                                     Chief Executive Officer



Dated: March 17, 2005



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



                                  Exhibit Index
                                  -------------

        Exhibit
        -------

         99.1 Press Release, dated March 16, 2005 issued by K-Tron International, Inc.